Exhibit 99.1
1 1 It's what we do. It's who we are. It's in our DNA. Lazard Capital Markets 7th Annual Healthcare Conference November 17, 2010 Timothy C. Wentworth Group President, Employer/Key Accounts

2 Forward-Looking Statements This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission.

3 Who is Medco Ranked #35 on the 2010 Fortune 100 List Largest PBM Measured by Drug Spend Leading Specialty Pharmacy Largest Mail-Order Pharmacies in the World Leader in Clinical Innovation 2009 Revenues of $59.8 B ~65 Million Members Accredo Health Group 2009 Revenues of $9.5 B State-of-the-Art Automated Dispensing Facilities Medco Therapeutic Resource Centers(r) Personalized Medicine

4 Medco is Driving Value to Shareholders through Continued GAAP EPS Growth 4 2003-2011E CAGR 20.6% - 21.1% NOTE: 2003-2007 per share amounts have been retrospectively adjusted for the 2-for-1 stock split effected in the form of a stock dividend and distributed on January 24, 2008 to shareholders of record on January 10, 2008. * Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures included in the appendix.

5 Medco Growth Drivers Net-New Business Generics Mail Order Specialty Pharmacy Medicare Clinical Innovations

6 Drivers of Growth: New Business and Client Retention Annualized New-Named Sales 2008/2009 Net-New Sales 2010* * As of third-quarter 2010 earnings call 2010 and 2011 client retention rates stand at over 99%* Completed virtually all of ~$15 billion in 2010 scheduled and early elective client renewals* Completed >60% of ~$18 billion in 2011 scheduled and early elective client renewals* >$17.2B >$5.0B $1.7B 2011* >$13.4B >$5.0B $1.4B

7 7 2009 2010 2011 2012 2013 2014 2015 Acute Chronic/Complex 13.8 12.6 13.5 28.3 6.9 13.8 9.8 Drivers of Growth: Generics - A Strong Pipeline of Opportunity Prevacid(r) Topamax(r) Valtrex(r) Adderall XR (r) Effexor XR(r) Flomax(r) Aricept(r) Cozaar(r) Hyzaar(r) Lovenox(r) Lipitor(r) (1) Zyprexa(r) Levaquin(r) Plavix(r) Seroquel(r) Singulair(r) Actos(r) Lexapro(r) Diovan(r) Diovan HCT(r) Tricor(r) Lidoderm(r) Viagra(r) $13.8 $12.6 $13.5 $28.3 $6.9 $13.8 $9.8 Cymbalta(r) Aciphex(r) Nexium(r) Celebrex(r) Proair HFA(r) Abilify(r) $98.7 Billion in Brand Drugs Off-Patent from 2009-2015 2009 2010 2011 2012 2013 2014 2015 5.9 13.8 13.8 13.8 13.8 13.8 13.8 7 12.6 12.6 12.6 12.6 12.6 3.9 13.5 13.5 13.5 13.5 14.8 28.3 28.3 28.3 1.7 6.9 6.9 7.2 13.8 4.3 $5.9 $20.8 $30.2 $54.6 $69.9 $82.2 $93.1 Source: U.S. Drug spend estimates are based on IMS Health data for 2008 and 2009. Compounded amounts are prorated for mid- term expirations. Brand drug expirations based on expected patent expiration dates current as of September 2010. Changes may occur due to litigation, patent challenges, etc. (1) Lipitor has a forecasted off-patent date of 11/30/11. Therefore, the majority of contribution from generic Lipitor will be realized in 2012. 2011 Generic EPS Contribution of $0.09; ~89% in 2H'11 Off-Patent Compounding Effect - Prorated ($ in Billions) ($ in Billions) 2011 lightest contribution through 2020 2012 strongest contribution through 2020

8 2006 2007 2008 2009 2010E 2011E Mail-Order Generic 39.9 47.4 58.2 59.6 67 71 Mail-Order Brand 49.1 47.4 47.6 43.5 42 40 Drivers of Growth: Mail-Order Generic Volumes Continue to Increase Mail-Order Generic Volume Mail-Order Brand Volume Mail-Order Prescription Volume (In Millions) *Lower 2009 mail volume a result of weak national economy **Unadjusted mail-order volume guidance - excluding the reduction of approximately 3 million scripts from transfer of ~2 million Europa Apotheek Venlo scripts to new Medco Celesio JV and expected conversion of ~1 million Allegra volume to OTC status 89 95 106 103* ~109 110-112** **2011E Mail-Order Prescription Volume Growth in base mail-order business leads to an expected 110 million to 112 million mail-order prescriptions

9 2006 2007 2008 2009 2010E 2011E Mail-Order Generic 39.9 47.4 58.2 59.6 67 69 Mail-Order Brand 49.1 47.4 47.6 43.5 42 39 Drivers of Growth: Mail-Order Generic Volumes Continue to Increase Mail-Order Generic Volume Mail-Order Brand Volume Mail-Order Prescription Volume (In Millions) *Lower 2009 mail volume a result of weak national economy **Adjusted mail-order volume guidance - reduced by approximately 3 million scripts from transfer of ~2 million Europa Apotheek Venlo scripts to new Medco Celesio JV and expected conversion of ~1 million Allegra volume to OTC status 89 95 106 103* ~109 107-109** **2011E Mail-Order Prescription Volume Growth in base mail-order business leads to an expected 110 million to 112 million mail- order prescriptions Adjustments: ~2 million Europa Apotheek Venlo (EAV) prescriptions transferring to Medco Celesio Joint Venture ~1 million prescriptions assumed from conversion of fexofenadine (generic form of Allegra) to OTC status Adjusted 2011E mail-order prescriptions expected in the range of 107 million to 109 million

10 Drivers of Growth: Specialty Pharmacy is an Important Growth Engine 10 ($ in Billions) ($ in Millions) 2006 2007 2008 2009 2010E 2011E Acute Chronic/Complex 5437 6043 7974.2 9527.5 11000 13000 2006 2007 2008 2009 2010E 2011E 189 210 281.2 357.1 435 500 CAGR ~21% CAGR ~19% $5.4 $9.5 $8.0 $6.0 $189 $281 $357 $210 $11.0+ $430- $440 ~$13.0 ~$500 Accredo Net Revenues Accredo Operating Income

11 Medco Supports Medicare Part D in Diverse Ways, Protecting Medco from Group Retiree Erosion and Limiting Financial Risk. Retiree Drug Subsidy Covered Lives Represent Only 17% of Our 2010 Medicare Portfolio Drivers of Growth: Medco Retiree Solutions 11 Delivering Valued, Innovative and Affordable Health Solutions to Seniors 2007 2010E Retiree Drug Subsidy Federal Clients Part D - PBM Inside - "ASO" Medco PDP - "At Risk" Other Retiree Distribution by Medicare Solution (Lives %) Only 6% of Medicare Portfolio is Fully- Insured or "At Risk"

12 The Case for Smarter Medicine: Getting Granular Poor Management of Chronic and Complex Diseases Can Lead to $350 Billion of Excess Total Healthcare Costs3 1. Medco Research 2. Center for Disease Control 3. Medco estimate 50% of US Population1 96% of drug costs in the US1 75% of medical expenses in the US2 For 88% of chronic and complex diseases, drugs are a first choice for medical intervention1 Chronic & Complex Diseases Represent: Non-compliance: up to 50% non-compliance rates after one year of therapy are not uncommon in many of the key disease categories Omissions in care: 33% of patients experienced an omission in therapy gap1 Instability of a Chronic or Complex Patient is Most Often Tied to Gaps-in-Care

Medco Drives Patient Adherence with Evidence-Based Protocols

Chronic Medications

Key Diabetes Metrics		Medco Diabetes TRC
***Average Blood Sugar**, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke*		
Assess average blood sugar (A1C test in past year)	M**	69.2%
Insulin users monitoring blood sugar with test strips	MP	60.7%
Adherence – diabetes medication	P	78.1%
Prevent ER visits for insulin users	M**	80.2%
***Blood Pressure**, lower to prevent heart attack, stroke and kidney failure*		
Use ACE-inhibitor/ARB (>55)	P	77.0%
Use ACE-inhibitor/ARB (% BP med users)	P	86.8%
Adherence – any BP medication	P	83.3%
***Cholesterol**, lower to prevent heart attack and stroke*		
Assess LDL-Cholesterol (obtain LDL-C test)	M**	63.8%
Use cholesterol medication	P	76.6%
Adherence – cholesterol medication	P	80.5%

15 TRCs

Over 70 Unique Metrics and Underlying Protocols

** Medical measures are limited to diabetics under 65 years of age due to data limitations typically observed in Medicare eligible populations
M = Measured using Medical Claims Data; P = using Pharmacy Claims Data; MP = using either Medical or Pharmacy Claims Data as shown on Analyst Day 2008.

© 2010 Medco Health Solutions, Inc. All rights reserved.

medco
MAKING MEDICINE SMARTER.

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14 The Value of Smarter Medicine 1-19 20-39 40-59 60-79 80-100 Category F Medical cost 8820 6980 6250 5920 3870 11.2 Drug cost 130 200 350 430 790 $8,950 $7,180 $6,600 $6,350 $4,660 Closing Diabetes TRC Adherence Gaps Total Healthcare Cost per Patient per Year Source: Sokol, MC, McGuigan, KA, Verbugge, RR, Epstein, RS. Impact of Medication Adherence on Hospitalization Risk and Healthcare Cost. Medical Care 2005; 43: 521-530.

15 Medco Addressing Safety of Rx and OTC Drug Interactions Over 22,000 products Products aligned to specialized care categories FSA eligible items flagged Drug interaction screening Medco Health Store(tm)

16 Medco is Exporting Smarter Medicine Germany Sweden UK August 2009 - Joint venture with United Drug focusing on specialty pharmacy services United Kingdom Healthcare Spend: $236.8B Drug Spend: $26.2B Population: 61M March 2008 - Collaboration with Apoteket, government- owned pharmacy, to develop CDUR system Sweden Healthcare Spend: $41.4B Drug Spend: $4.5B Population: 9M June 2010 - Acquired Europa Apotheek Venlo B.V. (majority stake acquisition in April 2008) Germany Healthcare Spend: $346.2B Drug Spend: $39.9B Population: 82M Source: World Health Organization (WHO) National Health Accounts (NHA) Country health expenditure database (approximate)

17 Medco Celesio BV Market Opportunity 17 JV objective: Become a global leader in providing innovative healthcare services and solutions primarily through our suite of Advanced Clinical Solutions (ACS) Other offerings to include Specialty Pharmacy and Mail-Order Pharmacy Europa Apotheek Venlo being contributed to Medco Celesio BV in fourth-quarter 2010 Initial focus on top 5 European markets (Germany, UK, France, Italy and Spain) ~$1.2 trillion in healthcare spend (70% of total European market) Longer term scope to include all of the EU27, Norway and Sweden ~$1.7 trillion in healthcare spend Source: WHO National Health Accounts (NHA) Country health expenditure database (approximate) Note: Total European market defined as EU27, Norway and Sweden for purposes of healthcare expenditures The 50-50 JV will create customized clinically innovative healthcare solutions to improve the quality of care and lower overall healthcare costs for payors

United BioSource Has a Global Presence 18 Canada, Switzerland, UK, Germany, Czech Republic, Japan, USA Dorval, Quebec 17 Locations Across USA Geneva, Switzerland Goring-on-Thames, UK Horsham, UK London, UK (2) Lorrach, Germany Prague, Czech Republic Tokyo, Japan

19 United BioSource Opportunity UBC is a market leader in post-approval research >$16 billion market in the U.S. UBC 2010E revenues of ~$280 million >20% expected growth rate Service margin profile business Dramatic improvements in speed and ability to recruit patient populations Risk Evaluation and Mitigation Strategies (REMS); Comparative effectiveness research (CER) Applies to rich pipeline of new specialty drugs Will also apply to biosimilars Market Opportunities

20 20 Raised and Narrowed 2010 EPS Guidance Improved 2010 Guidance(1) Previous 2010 Guidance 2009 Actual % Growth Over 2009 GAAP diluted EPS $3.14-$3.16 $3.10-$3.15 $2.61 20%-21% Diluted EPS, excluding the amortization of intangibles related to 2003 spin-off (2) $3.38-$3.40 $3.34-$3.39 $2.83 19%-20% As of third-quarter 2010 earnings call. See reconciliation table in appendix.

21 21 2011 EPS Guidance 2011 Guidance 2010 Guidance % Growth GAAP diluted EPS $3.53-$3.66 $3.14-$3.16 12%-17% Diluted EPS, excluding the amortization of intangibles related to 2003 spin-off (1) $3.80-$3.93 $3.38-$3.40 12%-16% Diluted EPS, excluding all amortization of intangibles (2) $3.99-$4.12 $3.53-$3.55 12%-17% See reconciliation table in appendix. Beginning in 2011, Medco will no longer define the non-GAAP diluted EPS measure to exclude only the spin-off intangible amortization. For ease of understanding and comparability with our industry peer group, Medco will report diluted EPS excluding all intangible amortization expense in addition to GAAP diluted EPS. See reconciliation table in appendix.

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23 23 Earnings Per Share Reconciliation Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Earnings Per Share Reconciliation Earnings Per Share Reconciliation (Unaudited) (Unaudited) (Unaudited) Full Year Ended December 30, 2006 Earnings Per Share Reconciliation: Earnings Per Share Reconciliation: Earnings Per Share Reconciliation: Earnings Per Share Reconciliation: Earnings Per Share Reconciliation: Earnings Per Share Reconciliation: GAAP diluted earnings per share GAAP diluted earnings per share GAAP diluted earnings per share GAAP diluted earnings per share GAAP diluted earnings per share $ 1.04 Adjustment for the 2006 legal settlements charge (1) Adjustment for the 2006 legal settlements charge (1) Adjustment for the 2006 legal settlements charge (1) Adjustment for the 2006 legal settlements charge (1) Adjustment for the 2006 legal settlements charge (1) Adjustment for the 2006 legal settlements charge (1) Adjustment for the 2006 legal settlements charge (1) 0.17 Diluted earnings per share, excluding the charge Diluted earnings per share, excluding the charge Diluted earnings per share, excluding the charge Diluted earnings per share, excluding the charge Diluted earnings per share, excluding the charge Diluted earnings per share, excluding the charge $ 1.21 (1) This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006. This represents the pre-tax legal settlements charge of $162.6 million recorded in the first quarter of 2006.

24 24 Earnings Per Share Guidance Reconciliation Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Medco Health Solutions, Inc. Guidance Information Guidance Information Guidance Information Guidance Information Guidance Information Guidance Information Guidance Information Guidance Information Guidance Information Guidance Information Guidance Information Guidance Information Guidance Information Guidance Information Guidance Information Guidance Information Guidance Information Guidance Information (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) Full Year Ended Estimated Estimated Estimated Estimated Estimated Estimated December 26, 2009 Full Year Ended December 25, 2010 Full Year Ended December 25, 2010 Full Year Ended December 25, 2010 Full Year Ended December 31, 2011 Full Year Ended December 31, 2011 Full Year Ended December 31, 2011 Actual Low End High End Low End High End Earnings Per Share Guidance Reconciliation: Earnings Per Share Guidance Reconciliation: Earnings Per Share Guidance Reconciliation: Earnings Per Share Guidance Reconciliation: Earnings Per Share Guidance Reconciliation: Earnings Per Share Guidance Reconciliation: Earnings Per Share Guidance Reconciliation: GAAP diluted earnings per share GAAP diluted earnings per share GAAP diluted earnings per share GAAP diluted earnings per share GAAP diluted earnings per share $ 2.61 $ 3.14 $ 3.16 $ 3.53 $ 3.66 Adjustment for the amortization of spin-off intangible assets (1) Adjustment for the amortization of spin-off intangible assets (1) Adjustment for the amortization of spin-off intangible assets (1) Adjustment for the amortization of spin-off intangible assets (1) Adjustment for the amortization of spin-off intangible assets (1) Adjustment for the amortization of spin-off intangible assets (1) Adjustment for the amortization of spin-off intangible assets (1) 0.22 0.24 0.24 0.27 0.27 Diluted earnings per share, excluding spin-off intangible amortization Diluted earnings per share, excluding spin-off intangible amortization Diluted earnings per share, excluding spin-off intangible amortization Diluted earnings per share, excluding spin-off intangible amortization Diluted earnings per share, excluding spin-off intangible amortization Diluted earnings per share, excluding spin-off intangible amortization Diluted earnings per share, excluding spin-off intangible amortization $ 2.83 $ 3.38 $ 3.40 $ 3.80 $ 3.93 Adjustment for the remaining amortization of intangible assets (2) Adjustment for the remaining amortization of intangible assets (2) Adjustment for the remaining amortization of intangible assets (2) Adjustment for the remaining amortization of intangible assets (2) Adjustment for the remaining amortization of intangible assets (2) Adjustment for the remaining amortization of intangible assets (2) Adjustment for the remaining amortization of intangible assets (2) 0.15 0.15 0.15 0.19 0.19 Diluted earnings per share, excluding all intangible amortization Diluted earnings per share, excluding all intangible amortization Diluted earnings per share, excluding all intangible amortization Diluted earnings per share, excluding all intangible amortization Diluted earnings per share, excluding all intangible amortization Diluted earnings per share, excluding all intangible amortization Diluted earnings per share, excluding all intangible amortization $ 2.98 $ 3.53 $ 3.55 $ 3.99 $ 4.12 Diluted earnings per share growth over prior year Diluted earnings per share growth over prior year Diluted earnings per share growth over prior year Diluted earnings per share growth over prior year Diluted earnings per share growth over prior year Diluted earnings per share growth over prior year Diluted earnings per share growth over prior year 20% 21% 12% 17% Diluted earnings per share growth over prior year, excluding spin-off intangible amortization Diluted earnings per share growth over prior year, excluding spin-off intangible amortization Diluted earnings per share growth over prior year, excluding spin-off intangible amortization Diluted earnings per share growth over prior year, excluding spin-off intangible amortization Diluted earnings per share growth over prior year, excluding spin-off intangible amortization Diluted earnings per share growth over prior year, excluding spin-off intangible amortization Diluted earnings per share growth over prior year, excluding spin-off intangible amortization Diluted earnings per share growth over prior year, excluding spin-off intangible amortization Diluted earnings per share growth over prior year, excluding spin-off intangible amortization 19% 20% 12% 16% Diluted earnings per share growth over prior year, excluding all intangible amortization Diluted earnings per share growth over prior year, excluding all intangible amortization Diluted earnings per share growth over prior year, excluding all intangible amortization Diluted earnings per share growth over prior year, excluding all intangible amortization Diluted earnings per share growth over prior year, excluding all intangible amortization Diluted earnings per share growth over prior year, excluding all intangible amortization Diluted earnings per share growth over prior year, excluding all intangible amortization Diluted earnings per share growth over prior year, excluding all intangible amortization Diluted earnings per share growth over prior year, excluding all intangible amortization 18% 19% 12% 17% (1) This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. This adjustment represents the per share effect of the intangible amortization from the 2003 spin-off, when Medco became a publicly traded company. (2) This adjustment represents the per share effect of the remaining intangible amortization. This adjustment represents the per share effect of the remaining intangible amortization. This adjustment represents the per share effect of the remaining intangible amortization. This adjustment represents the per share effect of the remaining intangible amortization. This adjustment represents the per share effect of the remaining intangible amortization. This adjustment represents the per share effect of the remaining intangible amortization. This adjustment represents the per share effect of the remaining intangible amortization. This adjustment represents the per share effect of the remaining intangible amortization. This adjustment represents the per share effect of the remaining intangible amortization. This adjustment represents the per share effect of the remaining intangible amortization.